UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                    ------------

                          The Gabelli Equity Trust Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                ------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                     Date of reporting period: June 30, 2006
                                              ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                               [LOGO OMITTED]
                                                               THE GABELLI
                                                               EQUITY TRUST INC.


                          THE GABELLI EQUITY TRUST INC.

                               Semi-Annual Report
                                 June 30, 2006





TO OUR SHAREHOLDERS,

     During the second quarter of 2006, the Gabelli Equity Trust's (the "Fund") total return was 1.5% on a net asset value ("NAV") basis while the Standard & Poor's ("S&P") 500 Index declined 1.4% and the Dow Jones Industrial Average ("DJIA") rose 0.9%. For the six month period ended June 30, 2006, the Fund's NAV total return was 10.3% versus gains of 2.7% and 5.3% for the S&P 500 Index and the DJIA, respectively. For the one year period ended June 30, 2006, the Fund's NAV total return was 15.6% versus increases for the S&P 500 Index and DJIA of 8.6% and 11.1%, respectively. The Fund's market price on June 30, 2006 was $8.21, which equates to a 3.9% discount to its NAV of $8.54. The Fund's market price declined 1.1% during the second quarter and has risen 6.9% and 3.7%, respectively, for the six and twelve month periods ended June 30, 2006.

     Enclosed are the financial statements and the investment portfolio as of June 30, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2006 (A)
                                     ------------------------------------------------
                                                                                                            Since
                                                  Year to                                                 Inception
                                       Quarter      Date    1 Year    3 Year   5 Year   10 Year  15 Year  (8/21/86)
--------------------------------------------------------------------------------------------------------------------
GABELLI EQUITY TRUST
  NAV RETURN (B) ......................  1.52%    10.30%   15.62%      19.52%   8.65%    10.72%    11.80%    11.96%
  INVESTMENT RETURN (C) ............... (1.06)     6.93     3.70       14.00    4.02     10.45     11.29     11.30
S&P 500 Index ......................... (1.44)     2.71     8.62       11.21    2.49      8.32     10.73     11.11
Dow Jones Industrial Average ..........  0.93      5.25    11.07        9.95    3.47      9.17     11.87     12.25
Nasdaq Composite Index ................ (7.17)    (1.51)    5.60       10.21    0.10      6.25     10.65      9.16

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE INDUSTRIAL STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NET ASSET VALUE OF $9.34.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $10.00.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of June 30, 2006:

Repurchase Agreements .............................. 12.7%
Financial Services .................................  8.3%
Energy and Utilities ...............................  8.3%
Food and Beverage ..................................  8.0%
Telecommunications .................................  6.6%
Diversified Industrial .............................  5.8%
Publishing .........................................  4.9%
Entertainment ......................................  4.4%
Consumer Products ..................................  4.4%
Cable and Satellite ................................  4.2%
Health Care ........................................  3.3%
Equipment and Supplies .............................  3.1%
Automotive: Parts and Accessories ..................  2.8%
Hotels and Gaming ..................................  2.6%
Aviation: Parts and Services .......................  2.2%
Consumer Services ..................................  1.7%
Communications Equipment ...........................  1.7%
Broadcasting .......................................  1.5%
Aerospace ..........................................  1.4%
Agriculture ........................................  1.4%
Machinery ..........................................  1.2%
Environmental Services .............................  1.1%
Specialty Chemicals ................................  1.0%
Wireless Communications ............................  1.0%
Metals and Mining ..................................  0.9%
Business Services ..................................  0.9%
Real Estate ........................................  0.8%
Automotive .........................................  0.7%
Retail .............................................  0.7%
Electronics ........................................  0.6%
Transportation .....................................  0.4%
Closed-End Funds ...................................  0.3%
Computer Software and Services .....................  0.3%
U.S. Government Obligations ........................  0.3%
Manufactured Housing and Recreational Vehicles .....  0.2%
Paper and Forest Products ..........................  0.2%
Real Estate Investment Trusts ......................  0.1%
                                                    -----
                                                    100.0%
                                                    =====

THE GABELLI EQUITY TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2006. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE
COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SHAREHOLDER MEETING - MAY 15, 2006 - FINAL RESULTS

     The  Annual  Meeting  of  Shareholders  was  held  on May  15,  2006 at the
Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders voting together as a single class elected Anthony R. Pustorino as a Director of the Fund. There were 154,489,180 votes cast in favor of Mr. Pustorino and 2,492,111 votes withheld. In addition, preferred shareholders voting as a single class elected James P. Conn as a Director. There were 9,118,257 votes cast in favor of Mr. Conn and 83,386 votes withheld.

     Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Arthur V. Ferrara, and Salvatore J. Zizza continue to serve in their capacities as Directors.

     We thank you for your participation and appreciate your continued support.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                     QUARTER ENDED JUNE 30, 2006 (UNAUDITED)


                                                                OWNERSHIP AT
                                                                  JUNE 30,
                                                  SHARES            2006
                                                 --------      ---------------

NET PURCHASES
COMMON STOCKS
ARIAKE JAPAN Co. Ltd. ......................       2,000           36,000
Arkema (a) .................................         815              815
Assa Abloy AB, Cl. B .......................      42,000           42,000
Bayer AG ...................................      26,000           26,000
Canon Inc. (b) .............................       7,500           22,500
Citigroup Inc. .............................      25,000          150,000
Coca-Cola Co. ..............................      20,000          100,000
ConocoPhillips (c) .........................     277,739          322,739
Curtiss-Wright Corp. (d) ...................     198,000          396,000
Duke Energy Corp. (e) ......................     280,000          280,000
Embarq Corp. (f) ...........................      26,619           26,619
Fortune Brands Inc. ........................      20,000           50,000
Gallaher Group plc .........................      20,000           50,000
General Motors Corp. .......................      30,000           30,000
Host Hotels & Resorts Inc. (g) .............      20,000           20,000
Imperial Oil Ltd. (h) ......................      27,000           27,000
Janus Capital Group Inc. ...................      20,000           80,000
Kerr-McGee Corp. (d) .......................     250,001          270,000
Kinder Morgan Inc. .........................       3,100            3,100
Ladbrokes plc (i) ..........................   1,344,116        1,344,116
Leucadia National Corp. (d) ................      66,000          136,000
Liberty Media Holding Corp. -
  Capital, Cl. A (j) .......................     110,000          110,000
Liberty Media Holding Corp. -
  Interactive, Cl. A (j) ...................     550,000          550,000
Manitowoc Co. Inc. (d) .....................       1,000            2,000
MasterCard Inc., Cl. A .....................     119,000          119,000
McClatchy Co., Cl A (k) ....................       9,212           14,212
Mirant Corp. ...............................       6,206           10,000
Modern Times Group AB, Cl. B (l) ...........      30,000           30,000
Modern Times Group AB, Cl. B,
  Redeemable Shares (l) ....................      30,000           30,000
Moody's Corp. ..............................       5,000           65,000
Navistar International Corp. ...............      30,000          360,000
Niko Resources Ltd. ........................       1,000            1,000
Oceaneering International Inc. (d) .........      10,000           20,000
Procter & Gamble Co. .......................      30,250          300,000
Sasol Ltd. .................................      13,000           13,000
Sequa Corp., Cl. A (m) .....................       4,230           88,230
Sprint Nextel Corp. ........................      17,613          550,000
Superior Industries International Inc. .....       1,000           31,000
SUPERVALU Inc. (n) .........................      50,960           50,960
Svenska Cellulosa AB, Cl. B ................       4,000            4,000
T. Rowe Price Group Inc. (d) ...............      75,000          150,000
Total SA (o) ...............................      32,628           32,628
Tribune Co. ................................      25,900          340,900
Trinity Industries Inc. (p) ................      25,000           75,000
UniCredito Italiano SpA ....................      90,000           90,000
UnitedHealth Group Inc. ....................      20,000           20,000
Univision Communications Inc., Cl. A .......       5,000            5,000
Waddell & Reed Financial Inc., Cl. A .......      30,000          100,000
Western Gas Resources Inc. .................     140,000          140,000

                                                                OWNERSHIP AT
                                                                  JUNE 30,
                                                  SHARES            2006
                                                 --------      ---------------

Woolworths Ltd. ............................      43,000           63,000
Wm. Wrigley Jr. Co., Cl. B (q) .............      42,500           42,500

NET SALES
COMMON STOCKS
Abgenix Inc. (r) ...........................    (133,700)              --
Acuity Brands Inc. .........................     (10,000)         150,000
Albertson's Inc. (n) .......................    (280,000)              --
Allergan Inc. ..............................          (1)           7,023
Altadis SA .................................      (6,000)          24,000
America Movil  SA de CV, Cl. L, ADR ........     (10,000)         200,000
Ameriprise Financial Inc. ..................     (10,000)         100,000
AMETEK Inc. ................................      (3,000)         185,000
Andrew Corp. ...............................     (15,000)          10,000
Archer-Daniels-Midland Co. .................    (335,000)         605,000
Arden Realty Inc. (s) ......................    (100,000)              --
Autonation Inc. (t) ........................     (60,748)         169,252
Aztar Corp. ................................     (75,000)          40,000
Bank of America Corp. ......................      (5,000)          10,000
BCE Inc. ...................................     (10,000)         250,000
BT Group plc ...............................     (60,000)       1,700,000
Burlington Resources Inc. (c) ..............    (385,000)              --
Cendant Corp. ..............................     (20,000)          80,000
Chiron Corp. (u) ...........................    (400,000)              --
Cincinnati Bell Inc. .......................     (20,000)         840,000
Cinergy Corp. (e) ..........................     (40,000)              --
Citizens Communications Co. ................     (10,000)          60,000
CLARCOR Inc. ...............................      (2,700)         197,300
CMS Energy Corp. ...........................      (5,000)          80,000
Coldwater Creek Inc. .......................     (14,000)          37,000
Comcast Corp., Cl. A .......................     (50,000)         270,000
Compagnie Financiere Richemont AG, Cl. A ...     (21,000)          69,000
Corning Inc. ...............................     (10,000)         480,000
Crane Co. ..................................     (10,000)         260,000
CRH plc ....................................     (23,000)          77,500
Dana Corp. .................................     (40,000)         460,000
Deere & Co. ................................     (20,000)         235,000
Deutsche Bank AG, ADR ......................      (2,000)         150,000
Donaldson Co. Inc. .........................      (3,000)         205,000
Duke Energy Corp. ..........................    (250,000)              --
Dun & Bradstreet Corp. .....................      (2,000)          18,000
El Paso Electric Co. .......................      (7,000)         360,000
EMI Group plc, ADR .........................        (500)          79,500
Fedders Corp. ..............................      (5,000)          70,000
Fleetwood Enterprises ......................     (10,000)          40,000
Flowers Foods Inc. .........................      (5,000)          80,000
H.B. Fuller Co. ............................      (5,000)          25,000
Gemstar-TV Guide International Inc. ........     (10,000)         630,000
GrafTech International Ltd. ................      (5,000)          80,000
Gray Television Inc., Cl. A ................        (500)          27,000
Greek Organization of
  Football Prognostics SA ..................     (20,000)          35,000
Greif Inc., Cl. A ..........................      (2,000)         228,000

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                     QUARTER ENDED JUNE 30, 2006 (UNAUDITED)


                                                                OWNERSHIP AT
                                                                  JUNE 30,
                                                  SHARES            2006
                                                 --------      ---------------


NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Group 4 Securicor plc ......................     (12,500)         200,000
Grupo Televisa SA, ADR .....................      (5,000)         675,000
Harley-Davidson Inc. .......................      (4,000)          36,000
Hercules Inc. ..............................     (10,000)         190,000
Huttig Building Products Inc. ..............      (1,222)          31,000
IDEX Corp. .................................      (5,000)         215,000
Johnson Controls Inc. ......................      (7,000)         133,000
Kellogg Co. ................................      (5,000)         140,000
Keyence Corp. ..............................        (800)           4,920
Knight-Ridder Inc. (k) .....................     (18,000)              --
Lamson & Sessions Co. ......................     (50,000)          75,000
Landauer Inc. ..............................      (1,000)          94,000
Lenox Group Inc. ...........................     (10,000)          40,000
Liberty Global Inc., Cl. C .................     (10,999)         139,001
Liberty Media Corp., Cl. A (j) .............  (2,200,000)              --
Lockheed Martin Corp. ......................      (1,000)          12,000
Media General Inc., Cl. A ..................      (8,000)         322,000
Meredith Corp. .............................      (2,000)         122,000
Modern Times Group, Cl. B ..................     (30,000)              --
Modine Manufacturing Co. ...................     (12,500)         317,500
Motorola Inc. ..............................      (5,000)         105,000
National Presto Industries Inc. ............      (2,000)          25,000
New York Times Co., Cl. A ..................      (5,000)          70,000
Newmont Mining Corp. .......................     (25,000)         105,000
Nextel Partners Inc., Cl. A (v) ............    (600,000)              --
Nikko Cordial Corp. ........................     (20,000)         108,750
Nippon Television Network Corp. ............      (7,800)              --
Northrop Grumman Corp. .....................      (5,000)         100,000
PepsiAmericas Inc. .........................     (15,000)         465,000
Petroleo Brasileiro SA, ADR ................      (5,000)          18,000
Phoenix Companies Inc. .....................      (5,000)         140,000
PRIMEDIA Inc. ..............................      (3,000)         387,000
Qwest Communications International Inc. ....     (70,000)         830,000
Roche Holding AG ...........................      (1,700)          16,400
Rogers Communications Inc., Cl. B,
  New York .................................     (10,000)         385,345
Rohm Co. Ltd. ..............................      (9,500)              --
Sanofi-Aventis .............................      (8,700)          15,108
Schering AG ................................      (9,600)              --
Seven & I Holdings Co. Ltd. ................      (5,000)          39,800
Six Flags Inc. .............................      (5,000)          75,000
St. Joe. Co. ...............................      (5,000)         160,000
Standard Motor Products Inc. ...............      (5,000)         160,000
Sybron Dental Specialties Inc. (w) .........     (50,000)              --
Telefonica SA, ADR .........................      (4,799)         250,001
Telephone & Data Systems Inc.,
  Special ..................................     (10,000)         380,000
TELUS Corp., ADR ...........................      (3,000)          27,000
Thomas & Betts Corp. .......................     (18,000)         290,000
Thomas Nelson Inc. (x) .....................     (80,000)              --
Tokai Carbon Co. Ltd. ......................     (25,000)         165,000

                                                  SHARES/       OWNERSHIP AT
                                                 PRINCIPAL        JUNE 30,
                                                  AMOUNT            2006
                                                 --------      ---------------

Tronox Inc., Cl. B .........................          (1)           4,032
TXU Corp. ..................................      (6,000)          86,000
Viacom Inc., Cl. A .........................     (10,000)         440,000
Vivo Participacoes SA, ADR .................          (1)         174,122
Vodafone Group plc, ADR ....................     (10,000)          80,000
Waste Management Inc. ......................     (20,000)         470,000
Watts Water Technologies Inc., Cl. A .......      (5,000)         225,000

CONVERTIBLE PREFERRED STOCKS
Sequa Corp., $5 Cv. Pfd. (m) ...............      (3,200)              --

CONVERTIBLE CORPORATE BONDS
Charter Communications Inc., Cv.,
  4.750%, 06/01/06 ......................... $  (500,000)              --

U.S. GOVERNMENT & AGENCY OBLIGATIONS
FHLB, 3.060%, 04/13/06 .....................    (500,000)              --
U.S. Treasury Note, 4.625%, 05/15/06 .......    (300,000)              --
----------------
(a) Rights Exercised - 1 share of Arkema for every 10 rights issued by Total SA
(b) 50% stock dividend
(c) Cash and Stock Merger - $46.50 for every 1 share and 0.7214 share of ConocoPhillips for every 1 share of Burlington Resources Inc.
(d) 2 for 1 stock split
(e) Merger - 1.5600 shares of Duke Energy Corp for every 1 share of Cinergy
    Corp.
(f) Spin-off - 1 share of Embarq Corp. for every 20 shares of Sprint Nextel
    Corp.
(g) Spin-off - 0.6122 share of Host Hotels & Resorts Inc. for every 1 share of Starwood Hotel & Resorts Worldwide Inc.
(h) 3 for 1 stock split
(i) Reverse Split - 6:17
(j) Merger - 0.2500 share of Liberty Media Holding Corp. - Interactive, Cl. A and 0.0500 share of Liberty Media Holding Corp. - Capital, Cl. A for every 1 share of Liberty Media Corp., Cl. A
(k) Cash and Stock Merger - $40.00 for every 1 share and 0.5118 share of McClatchy Co., Cl. A for every 1 share of Knight-Ridder Inc.
(l) Spin-off - 1 share of Modern Times Group AB, Cl. B, Redeemable Shares for every 1 share of Modern Times Group AB, Cl. B
(m) Exchange Shares - 1.3220 shares of Sequa Corp., Cl. A for 1 share Sequa Corp., $5.00 Cv. Pfd.
(n) Merger - 0.1820 share of SUPERVALU Inc. for every 1 share of Ablertson's
    Inc.
(o) 4 for 1 stock split
(p) 3 for 2 stock split
(q) Spin-off - 0.2500 share of Wm. Wrigley Jr. Co., Cl. B for every 1 share of Wm. Wrigley Jr. Co.
(r) Cash Merger - $22.50 for every 1 share
(s) Cash Merger - $45.25 for every 1 share
(t) Pro-rated Tender Offer - $23.00 for every .26412 share
(u) Cash Merger - $48.00 for every 1 share
(v) Cash Merger - $28.50 for every 1 share
(w) Tender Offer - $47.00 for every 1 share
(x) Cash Merger - $29.85 for every 1 share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)
                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMMON STOCKS -- 86.7%
               FINANCIAL SERVICES -- 8.3%
       7,000   Allianz AG .................... $      866,497    $    1,105,918
     550,000   American Express Co. ..........     26,001,250        29,271,000
     100,000   Ameriprise Financial Inc. .....      2,466,156         4,467,000
      30,000   Argonaut Group Inc.+ ..........        752,879           901,200
      95,000   Aviva plc .....................      1,163,351         1,344,795
      90,000   Banco Santander Central
                 Hispano SA, ADR .............        322,130         1,315,800
      10,000   Bank of America Corp. .........        469,200           481,000
     100,000   Bank of Ireland ...............        584,533         1,784,275
      75,000   Bank of New York Co. Inc. .....      2,749,625         2,415,000
     275,000   Bankgesellschaft Berlin AG+ ...      5,495,399         1,565,238
         260   Berkshire Hathaway
                 Inc.,Cl. A+ .................      1,074,049        23,831,340
       7,500   Calamos Asset Management
                 Inc., Cl. A .................        135,000           217,425
     150,000   Citigroup Inc. ................      7,216,958         7,236,000
     185,000   Commerzbank AG, ADR ...........      3,747,342         6,715,704
      22,000   Credit Suisse Group ...........        986,436         1,230,870
     150,000   Deutsche Bank AG ..............     13,166,572        16,875,000
      18,000   Dun and Bradstreet Corp.+ .....        395,898         1,254,240
      20,000   H&R Block Inc. ................        329,930           477,200
      65,000   Irish Life & Permanent plc ....        506,648         1,546,372
      80,000   Janus Capital Group Inc. ......      1,217,298         1,432,000
      55,000   JPMorgan Chase & Co. ..........      1,360,152         2,310,000
     136,000   Leucadia National Corp. .......      1,694,497         3,969,840
      45,000   Mediobanca SpA ................        932,143           881,202
     100,000   Mellon Financial Corp. ........      3,140,094         3,443,000
     189,000   Midland Co. ...................      1,386,764         7,178,220
      65,000   Moody's Corp. .................      3,285,357         3,539,900
     108,750   Nikko Cordial Corp. ...........      1,351,625         1,391,209
     140,000   Phoenix Companies Inc. ........      2,008,948         1,971,200
       2,500   Prudential Financial Inc. .....         68,750           194,250
      80,000   Shizuoka Bank Ltd. ............        791,848           864,034
       3,000   St. Paul Travelers
                 Companies Inc. ..............        113,277           133,740
      50,000   Standard Chartered plc ........        954,007         1,220,482
      80,000   State Street Corp. ............      4,001,480         4,647,200
      20,000   SunTrust Banks Inc. ...........        419,333         1,525,200
     150,000   T. Rowe Price Group Inc. ......      4,610,820         5,671,500
       5,000   The Allstate Corp. ............        209,064           273,650
      45,000   The Charles Schwab Corp. ......        657,563           719,100
      20,000   UBS AG ........................      1,875,967         2,192,139
      90,000   UniCredito Italiano SpA .......        648,209           704,501
     100,000   Waddell & Reed Financial
                 Inc., Cl. A .................      2,058,579         2,056,000
      53,000   Westpac Banking Corp. .........        833,192           916,869
                                               --------------    --------------
                                                  102,048,820       151,270,613
                                               --------------    --------------
               ENERGY AND UTILITIES -- 8.3%
      70,000   AES Corp.+ ....................        397,267         1,291,500
      10,000   AGL Resources Inc. ............        174,924           381,200

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

     120,000   Allegheny Energy Inc.+ ........ $    1,557,788    $    4,448,400
      70,000   Apache Corp. ..................      2,728,670         4,777,500
     247,000   BP plc, ADR ...................     15,155,797        17,193,670
     115,000   CH Energy Group Inc. ..........      4,749,282         5,520,000
      80,000   CMS Energy Corp.+ .............        512,403         1,035,200
     322,739   ConocoPhillips ................     19,761,780        21,149,087
       8,000   Constellation Energy Group ....        449,608           436,160
      60,000   DPL Inc. ......................      1,411,620         1,608,000
      14,000   DTE Energy Co. ................        619,459           570,360
     280,000   Duke Energy Corp. .............      6,666,460         8,223,600
     110,000   Duquesne Light Holdings Inc. ..      1,845,274         1,808,400
     270,000   El Paso Corp. .................      3,253,601         4,050,000
     360,000   El Paso Electric Co.+ .........      5,167,785         7,257,600
      50,000   Energy East Corp. .............      1,065,733         1,196,500
      80,000   Eni SpA .......................      2,246,480         2,356,522
      80,000   Exxon Mobil Corp. .............      2,750,108         4,908,000
      20,000   FPL Group Inc. ................        556,256           827,600
      70,000   Halliburton Co. ...............      1,726,011         5,194,700
      27,000   Imperial Oil Ltd. .............      1,010,138           986,348
     270,000   Kerr-McGee Corp. ..............     16,855,504        18,724,500
       3,100   Kinder Morgan Inc. ............        309,752           309,659
      10,000   Marathon Oil Corp. ............        242,414           833,000
      10,000   Mirant Corp.+ .................        192,014           268,000
       1,000   Niko Resources Ltd. ...........         57,456            56,472
      10,000   NiSource Inc. .................        215,500           218,400
     300,000   Northeast Utilities ...........      5,838,917         6,201,000
      20,000   Oceaneering International
                 Inc.+ .......................        538,223           917,000
       2,000   PetroChina Co. Ltd., ADR ......        137,965           215,940
      18,000   Petroleo Brasileiro SA,
                 ADR .........................      1,265,864         1,607,580
     100,000   Progress Energy Inc., CVO+ ....         52,000            30,000
      60,000   Saipem SpA ....................      1,126,995         1,365,258
      13,000   Sasol Ltd. ....................        500,463           498,605
      60,000   SJW Corp. .....................        883,106         1,527,000
      20,000   Southwest Gas Corp. ...........        451,132           626,800
      32,628   Total SA ......................      1,986,057         2,147,156
      86,000   TXU Corp. .....................      1,057,261         5,141,940
     290,000   Westar Energy Inc. ............      5,079,698         6,104,500
     140,000   Western Gas Resources Inc. ....      8,363,350         8,379,000
                                               --------------    --------------
                                                  118,960,115       150,392,157
                                               --------------    --------------
               FOOD AND BEVERAGE -- 8.0%
      85,000   Ajinomoto Co. Inc. ............        998,444           941,061
      25,000   Anheuser-Busch
                 Companies Inc. ..............      1,109,972         1,139,750
      36,000   ARIAKE JAPAN Co. Ltd. .........        857,851           795,876
      98,000   Cadbury Schweppes plc .........      1,009,810           945,078
      60,000   Cadbury Schweppes plc, ADR ....      1,902,198         2,329,200
     100,000   Campbell Soup Co. .............      2,678,697         3,711,000
     100,000   Coca-Cola Co. .................      4,461,443         4,302,000
      20,000   Coca-Cola Enterprises Inc. ....        376,515           407,400

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)
                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
      40,000   Coca-Cola Hellenic
                 Bottling Co. SA ............. $      519,295    $    1,192,075
      95,000   Corn Products
                 International Inc. ..........      1,310,497         2,907,000
      60,000   Del Monte Foods Co. ...........        564,374           673,800
      10,108   Denny's Corp.+ ................         14,358            37,299
      80,000   Diageo plc ....................      1,174,064         1,345,489
     224,000   Diageo plc, ADR ...............      9,660,541        15,131,200
      80,000   Flowers Foods Inc. ............        890,243         2,291,200
      35,000   Fomento Economico Mexicano
                 SA de CV, ADR ...............      1,378,845         2,930,200
     165,000   General Mills Inc. ............      7,893,483         8,523,900
     200,000   Groupe Danone .................     19,701,934        25,414,732
     500,000   Grupo Bimbo SA de CV,
                 Cl. A .......................      1,052,379         1,498,512
     145,000   H.J. Heinz Co. ................      5,196,338         5,976,900
      20,000   Hain Celestial Group Inc.+ ....        267,663           515,200
     140,000   Kellogg Co. ...................      5,052,167         6,780,200
      75,000   Kerry Group plc, Cl. A ........        860,877         1,591,633
      12,100   LVMH Moet Hennessy
                 Louis Vuitton SA ............        419,053         1,200,977
       2,500   Nestle SA .....................        513,610           785,244
     465,000   PepsiAmericas Inc. ............      8,320,926        10,281,150
     350,000   PepsiCo Inc. ..................     16,929,287        21,014,000
       6,750   Pernod-Ricard SA ..............        470,174         1,338,206
      68,200   Ralcorp Holdings Inc.+ ........      1,308,415         2,900,546
      90,000   Sara Lee Corp. ................      1,671,269         1,441,800
      45,000   The Hershey Co. ...............      1,915,127         2,478,150
       2,000   The J.M. Smucker Co. ..........         52,993            89,400
     115,360   Tootsie Roll Industries Inc. ..      1,562,923         3,360,437
     170,000   Wm. Wrigley Jr. Co. ...........      8,244,515         7,711,200
      42,500   Wm. Wrigley Jr. Co., Cl. B ....      2,191,580         1,925,250
                                               --------------    --------------
                                                  112,531,860       145,907,065
                                               --------------    --------------
               TELECOMMUNICATIONS -- 6.5%
      5,000    ALLTEL Corp. ..................        111,101           319,150
    480,000    AT&T Inc. .....................     13,847,443        13,387,200
    250,000    BCE Inc. ......................      6,516,461         5,912,500
     30,000    Brasil Telecom Participacoes
                SA, ADR ......................      1,743,257           977,100
   1,700,000   BT Group plc ..................      7,029,679         7,521,220
   4,440,836   Cable & Wireless Jamaica Ltd.+         101,639            53,939
     840,000   Cincinnati Bell Inc.+ .........      6,084,948         3,444,000
      60,000   Citizens Communications Co.            737,671           783,000
     170,000   Commonwealth Telephone
                 Enterprises Inc. ............      6,485,526         5,637,200
     110,000   Compania de
                 Telecomunicaciones de
                 Chile SA, ADR ...............      1,610,859           752,400
     170,000   Deutsche Telekom AG, ADR ......      2,827,195         2,726,800

                                                                      MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

      26,619   Embarq Corp.+ ................. $    1,491,894    $    1,091,113
      15,000   Embratel Participacoes
                 SA, ADR .....................        266,400           233,700
       5,000   France Telecom SA, ADR ........        146,305           109,300
     100,000   KPN NV ........................        232,728         1,124,285
     830,000   Qwest Communications
                 International Inc.+ .........      2,459,835         6,714,700
     550,000   Sprint Nextel Corp. ...........     15,436,707        10,994,500
     186,554   Tele Norte Leste
                 Participacoes SA, ADR .......      2,477,755         2,378,563
      48,000   Telecom Argentina SA,
                 Cl. B, ADR+ .................        369,540           556,800
   1,488,075   Telecom Italia SpA ............      6,089,193         4,144,486
     250,001   Telefonica SA, ADR ............     12,790,994        12,435,050
      62,000   Telefonos de Mexico
                 SA de CV, Cl. L, ADR ........        469,422         1,291,460
     310,000   Telephone & Data
                 Systems Inc. ................     14,444,104        12,834,000
     380,000   Telephone & Data
                 Systems Inc., Special .......     16,087,139        14,782,000
      27,000   TELUS Corp., ADR ..............        500,379         1,117,534
     190,000   Verizon Communications
                 Inc. ........................      7,436,960         6,363,100
                                               --------------    --------------
                                                  127,795,134       117,685,100
                                               --------------    --------------
               DIVERSIFIED INDUSTRIAL -- 5.8%
     150,000   Acuity Brands Inc. ............      4,553,778         5,836,500
      55,000   Amano Corp. ...................        956,301           817,022
     195,000   Ampco-Pittsburgh Corp. ........      2,627,873         5,586,750
      26,000   Bayer AG ......................      1,093,829         1,195,196
      25,000   Bouygues SA ...................      1,244,322         1,285,446
     200,000   Cooper Industries Ltd., Cl. A .     11,224,646        18,584,000
     260,000   Crane Co. .....................      5,942,015        10,816,000
      77,500   CRH plc .......................      1,027,655         2,519,793
     228,000   Greif Inc., Cl. A .............      4,647,546        17,090,880
       5,000   Greif Inc., Cl. B .............        135,354           346,000
     405,500   Honeywell International Inc. ..     13,533,476        16,341,650
     260,000   ITT Industries Inc. ...........      6,774,340        12,870,000
      75,000   Lamson & Sessions Co.+ ........        441,734         2,127,000
     101,000   Park-Ohio Holdings Corp.+ .....      1,073,670         1,744,270
       4,000   Sulzer AG .....................        850,053         2,997,014
      30,000   Technip SA ....................        721,269         1,661,487
      75,000   Trinity Industries Inc. .......        945,000         3,030,000
                                               --------------    --------------
                                                   57,792,861       104,849,008
                                               --------------    --------------
               PUBLISHING -- 4.9%
      50,000   Dow Jones & Co. Inc. ..........      2,060,493         1,750,500
     348,266   Independent News &
                 Media plc ...................        663,968         1,020,080
      14,212   McClatchy Co., Cl. A ..........        730,814           570,201
     200,000   McGraw-Hill Companies Inc. ....      7,669,017        10,046,000
     322,000   Media General Inc., Cl. A .....     19,271,073        13,488,580
     122,000   Meredith Corp. ................      5,066,964         6,043,880

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)
                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMMON STOCKS (CONTINUED)
               PUBLISHING (CONTINUED)
      70,000   New York Times Co., Cl. A ..... $    3,095,394    $    1,717,800
   1,744,800   News Corp., Cl. A .............     23,233,744        33,465,264
      20,000   News Corp., Cl. B .............        186,274           403,600
     200,000   Penton Media Inc.+ ............        439,128            60,000
     387,000   PRIMEDIA Inc.+ ................      1,710,400           708,210
     170,000   Reader's Digest
                 Association Inc. ............      3,072,373         2,373,200
     261,319   SCMP Group Ltd. ...............        191,790            88,326
      66,585   Seat Pagine Gialle SpA ........        177,139            31,000
     150,000   The E.W. Scripps Co., Cl. A ...      5,032,324         6,471,000
     340,900   Tribune Co. ...................     14,864,484        11,055,387
                                               --------------    --------------
                                                   87,465,379        89,293,028
                                               --------------    --------------
               ENTERTAINMENT -- 4.4%
      32,000   Canal+ Groupe .................         34,011           316,795
       2,002   Chestnut Hill Ventures+ (a) ...         54,500            42,991
     220,000   Discovery Holding Co.,
                 Cl. A+ ......................      3,185,692         3,218,600
       1,600   DreamWorks Animation
                 SKG Inc., Cl. A+ ............         39,461            36,640
     110,000   EMI Group plc .................        292,543           617,869
      79,500   EMI Group plc, ADR ............        941,481           893,270
     630,000   Gemstar-TV Guide
                 International Inc.+ .........      3,223,014         2,217,600
     675,000   Grupo Televisa SA, ADR ........      6,364,956        13,034,250
         125   Live Nation Inc.+ .............          1,296             2,545
      17,500   Oriental Land Co. Ltd. ........      1,043,187           984,796
     160,000   Publishing &
                 Broadcasting Ltd. ...........        893,720         2,165,102
   1,629,500   Rank Group plc ................      7,987,535         6,011,525
      12,000   Regal Entertainment
                 Group, Cl. A ................        165,788           243,840
      75,000   Six Flags Inc.+ ...............        360,725           421,500
     260,000   The Walt Disney Co. ...........      5,453,387         7,800,000
     810,000   Time Warner Inc. ..............     17,932,501        14,013,000
      19,750   Triple Crown Media Inc.+ ......        230,216           171,232
     440,000   Viacom Inc., Cl. A+ ...........     21,823,733        15,818,000
      33,900   Vivendi SA ....................      1,750,629         1,188,059
     320,000   Vivendi SA, ADR ...............      7,966,482        11,171,200
                                               --------------    --------------
                                                   79,744,857        80,368,814
                                               --------------    --------------
               CONSUMER PRODUCTS -- 4.4%
      24,000   Altadis SA ....................      1,010,055         1,134,569
      65,000   Avon Products Inc. ............      1,883,408         2,015,000
      43,000   Christian Dior SA .............      1,633,717         4,215,686
      15,000   Church & Dwight Co. Inc. ......         99,536           546,300
      33,000   Clorox Co. ....................      1,832,427         2,012,010
      10,000   Colgate-Palmolive Co. .........        513,338           599,000
      69,000   Compagnie Financiere
                 Richemont AG, Cl. A .........      2,879,288         3,160,607
     115,000   Energizer Holdings Inc.+ ......      4,952,999         6,735,550
      50,000   Fortune Brands Inc. ...........      3,390,240         3,550,500

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

      50,000   Gallaher Group plc ............ $      765,150    $      781,293
     232,000   Gallaher Group plc, ADR .......     13,677,686        14,509,280
       2,000   Givaudan SA ...................        550,742         1,574,578
      36,000   Harley-Davidson Inc. ..........      1,672,430         1,976,040
      40,000   Lenox Group Inc.+ .............        371,488           283,600
      15,000   Matsushita Electric
                 Industrial Co. Ltd., ADR ....        178,325           316,950
      15,000   Mattel Inc. ...................        270,000           247,650
      25,000   National Presto
                 Industries Inc. .............        862,113         1,307,000
     300,000   Procter & Gamble Co. ..........     15,983,165        16,680,000
      60,000   Reckitt Benckiser plc .........      1,849,650         2,241,249
       7,500   Swatch Group AG ...............        442,219         1,266,819
     890,000   Swedish Match AB ..............      9,252,561        14,345,364
                                               --------------    --------------
                                                   64,070,537        79,499,045
                                               --------------    --------------
               CABLE AND SATELLITE -- 4.2%
   1,610,000   Cablevision Systems
                 Corp., Cl. A+ ...............     19,751,186        34,534,500
     270,000   Comcast Corp., Cl. A+ .........      8,947,049         8,839,800
      85,000   Comcast Corp., Cl. A,
                 Special+ ....................        756,584         2,786,300
     153,444   DIRECTV Group Inc.+ ...........      2,214,257         2,531,826
      55,000   EchoStar Communications
                 Corp., Cl. A+ ...............      1,722,522         1,694,550
     156,770   Liberty Global Inc., Cl. A+ ...      2,194,421         3,370,555
     139,001   Liberty Global Inc., Cl. C+ ...      2,087,381         2,859,251
     385,345   Rogers Communications
                 Inc., Cl. B, New York .......      4,905,237        15,567,938
       9,655   Rogers Communications
                 Inc., Cl. B, Toronto ........        137,424           388,431
      80,000   Shaw Communications Inc.,
                 Cl. B, New York .............        329,197         2,263,200
      20,000   Shaw Communications Inc.,
                 Cl. B, Toronto ..............         52,983           565,260
                                               --------------    --------------
                                                   43,098,241        75,401,611
                                               --------------    --------------
               HEALTH CARE -- 3.3%
      10,000   Abbott Laboratories ...........        398,848           436,100
       7,023   Allergan Inc. .................        655,380           753,287
      52,000   Amgen Inc.+ ...................      3,039,863         3,391,960
      19,146   AstraZeneca plc ...............        949,527         1,155,930
      27,000   Biogen Idec Inc.+ .............        163,601         1,250,910
     140,000   Bristol-Myers Squibb Co. ......      3,619,759         3,620,400
      65,036   GlaxoSmithKline plc ...........      1,653,252         1,817,212
       4,000   GlaxoSmithKline plc, ADR ......        216,096           223,200
      30,000   Henry Schein Inc.+ ............        764,324         1,401,900
      38,300   Hisamitsu Pharmaceutical
                 Co. Inc. ....................        935,510         1,174,703
      10,000   Hospira Inc.+ .................        342,400           429,400
      40,000   Invitrogen Corp.+ .............      2,065,234         2,642,800
     100,000   Merck & Co. Inc. ..............      3,922,616         3,643,000
       2,000   Nobel Biocare Holding AG ......        286,712           474,827
      39,000   Novartis AG ...................      2,076,654         2,111,816

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)
                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------


               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
     105,000   Novartis AG, ADR .............. $    4,622,998    $    5,661,600
     310,000   Pfizer Inc. ...................      8,792,241         7,275,700
      16,400   Roche Holding AG ..............      2,587,332         2,711,088
      15,108   Sanofi-Aventis ................      1,354,266         1,474,413
     100,000   Schering-Plough Corp. .........      1,917,839         1,903,000
      80,000   Smith & Nephew plc ............        752,722           616,158
       5,250   Straumann Holding AG ..........      1,087,318         1,338,749
      10,000   Synthes Inc. ..................        677,094         1,206,495
      23,000   Takeda Pharmaceutical
                 Co. Ltd. ....................      1,140,219         1,430,968
      20,000   UnitedHealth Group Inc. .......        900,959           895,600
      82,000   William Demant
                 Holding A/S+ ................      3,730,842         6,130,473
     100,000   Wyeth .........................      4,105,470         4,441,000
                                               --------------    --------------
                                                   52,759,076        59,612,689
                                               --------------    --------------
               EQUIPMENT AND SUPPLIES -- 3.1%
     185,000   AMETEK Inc. ...................      4,650,728         8,765,300
       2,000   Amphenol Corp., Cl. A .........         14,775           111,920
      42,000   Assa Abloy AB, Cl. B ..........        797,978           706,152
      94,000   CIRCOR International Inc. .....        974,241         2,866,060
     205,000   Donaldson Co. Inc. ............      2,958,285         6,943,350
      70,000   Fedders Corp.+ ................        367,767           169,400
     110,000   Flowserve Corp.+ ..............      2,075,580         6,259,000
      24,000   Franklin Electric Co. Inc. ....        258,462         1,239,360
     100,000   Gerber Scientific Inc.+ .......      1,060,701         1,301,000
      80,000   GrafTech International Ltd.+ ..        859,091           464,000
     215,000   IDEX Corp. ....................      7,645,560        10,148,000
      40,000   Ingersoll-Rand Co. Ltd.,
                 Cl. A .......................        855,378         1,711,200
     106,000   Lufkin Industries Inc. ........      1,027,848         6,299,580
       2,000   Manitowoc Co. Inc. ............         25,450            89,000
      11,000   Mueller Industries Inc. .......        485,034           363,330
       1,000   Sealed Air Corp. ..............         17,404            52,080
     225,000   Watts Water Technologies
                 Inc., Cl. A .................      3,387,347         7,548,750
     100,000   Weir Group plc ................        420,789           800,710
                                               --------------    --------------
                                                   27,882,418        55,838,192
                                               --------------    --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
      60,000   BorgWarner Inc. ...............      1,396,719         3,906,000
     197,300   CLARCOR Inc. ..................      1,582,379         5,877,567
     460,000   Dana Corp. ....................      4,935,123         1,214,400
      80,500   Earl Scheib Inc.+ .............        637,614           301,875
     350,000   Genuine Parts Co. .............     12,868,192        14,581,000
     133,000   Johnson Controls Inc. .........      6,820,679        10,935,260
     116,000   Midas Inc.+ ...................      1,508,953         2,134,400
     317,500   Modine Manufacturing Co. ......      8,027,340         7,416,800
     180,000   Proliance International Inc.+        1,288,912           831,600
     160,000   Standard Motor Products Inc. ..      1,743,588         1,334,400

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

      31,000   Superior Industries
                 International Inc. .......... $      755,560    $      566,990
                                               --------------    --------------
                                                   41,565,059        49,100,292
                                               --------------    --------------
               HOTELS AND GAMING -- 2.6%
      40,000   Aztar Corp.+ ..................        692,875         2,078,400
     190,000   Gaylord Entertainment Co.+ ....      5,061,983         8,291,600
      35,000   Greek Organization of
                 Football Prognostics SA .....        438,023         1,266,899
      19,000   GTECH Holdings Corp. ..........        162,999           660,820
       6,000   Harrah's Entertainment Inc. ...        441,360           427,080
     550,000   Hilton Hotels Corp. ...........      9,124,217        15,554,000
      10,000   Kerzner International Ltd.+ ...        506,373           792,800
   1,344,116   Ladbrokes plc .................     14,291,853        10,128,655
       6,000   Las Vegas Sands Corp.+ ........        221,279           467,160
     118,000   MGM Mirage+ ...................      3,549,795         4,814,400
      38,000   Starwood Hotels &
                 Resorts Worldwide Inc. ......        580,223         2,292,920
                                               --------------    --------------
                                                   35,070,980        46,774,734
                                               --------------    --------------
               AVIATION: PARTS AND SERVICES -- 2.2%
     396,000   Curtiss-Wright Corp. ..........      5,702,006        12,228,480
     200,100   Fairchild Corp., Cl. A+ .......      1,185,595           416,208
     200,000   GenCorp Inc.+ .................      2,572,011         3,206,000
     180,000   Precision Castparts Corp. .....      9,256,216        10,756,800
      88,230   Sequa Corp., Cl. A+ ...........      3,606,532         7,190,745
      74,600   Sequa Corp., Cl. B+ ...........      3,852,673         6,098,550
                                               --------------    --------------
                                                   26,175,033        39,896,783
                                               --------------    --------------
               CONSUMER SERVICES -- 1.7%
     230,000   IAC/InterActiveCorp+ ..........      6,252,263         6,092,700
     550,000   Liberty Media Holding
                 Corp. - Interactive, Cl. A+       11,350,165         9,493,000
     820,000   Rollins Inc. ..................     12,606,301        16,104,800
                                               --------------    --------------
                                                   30,208,729        31,690,500
                                               --------------    --------------
               COMMUNICATIONS EQUIPMENT -- 1.7%
      48,000   Agere Systems Inc.+ ...........        756,267           705,600
      10,000   Andrew Corp.+ .................        109,277            88,600
     480,000   Corning Inc.+ .................      4,124,295        11,611,200
     180,000   Lucent Technologies Inc.+ .....        949,628           435,600
     105,000   Motorola Inc. .................      1,288,972         2,115,750
     160,000   Nortel Networks Corp.+ ........        848,865           358,400
     290,000   Thomas & Betts Corp.+ .........      8,280,958        14,877,000
                                               --------------    --------------
                                                   16,358,262        30,192,150
                                               --------------    --------------
               BROADCASTING -- 1.5%
     422,500   CBS Corp., Cl. A ..............     13,569,047        11,432,850
       1,000   Clear Channel
                 Communications Inc. .........         31,113            30,950
       2,000   Cogeco Inc. ...................         39,014            35,833
      16,666   Corus Entertainment
                 Inc., Cl. B .................         62,035           541,201

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)
                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMMON STOCKS (CONTINUED)
               BROADCASTING (CONTINUED)
     120,000   Gray Television Inc. .......... $    1,060,168    $      694,800
      27,000   Gray Television Inc., Cl. A ...        317,211           164,970
     100,000   ION Media Networks Inc.+ ......        237,503            92,000
     110,000   Liberty Media Holding Corp.
                 - Capital, Cl. A+ ...........      8,219,085         9,214,700
      75,000   Lin TV Corp., Cl. A+ ..........      1,180,678           566,250
     120,000   Mediaset SpA ..................      1,288,354         1,415,141
      30,000   Modern Times Group AB, Cl. B+ .        781,911         1,577,796
      30,000   Modern Times Group AB, Cl. B,
                 Redeemable Shares+ ..........         41,153            72,074
     100,000   Television Broadcasts Ltd. ....        396,239           618,055
       5,000   Univision Communications Inc.,
                  Cl. A+ .....................        171,633           167,500
     110,000   Young Broadcasting Inc., Cl. A+      1,268,746           345,400
                                               --------------    --------------
                                                   28,663,890        26,969,520
                                               --------------    --------------
               AGRICULTURE -- 1.4%
     605,000   Archer-Daniels-Midland Co. ....     12,881,797        24,974,400
       5,000   Delta & Pine Land Co. .........         84,396           147,000
      10,000   Mosaic Co.+ ...................        139,584           156,500
                                               --------------    --------------
                                                   13,105,777        25,277,900
                                               --------------    --------------
               AEROSPACE -- 1.3%
     105,000   Boeing Co. ....................      6,475,976         8,600,550
      12,000   Lockheed Martin Corp. .........        699,442           860,880
     100,000   Northrop Grumman Corp. ........      5,511,672         6,406,000
   1,000,000   Rolls-Royce Group plc+ ........      7,431,061         7,655,750
  53,800,000   Rolls-Royce Group plc, Cl. B ..         55,145           101,975
                                               --------------    --------------
                                                   20,173,296        23,625,155
                                               --------------    --------------
               MACHINERY -- 1.2%
      20,000   Caterpillar Inc. ..............        136,559         1,489,600
     235,000   Deere & Co. ...................     14,013,106        19,620,150
                                               --------------    --------------
                                                   14,149,665        21,109,750
                                               --------------    --------------
               ENVIRONMENTAL SERVICES -- 1.1%
      65,000   Republic Services Inc. ........        875,761         2,622,100
     470,000   Waste Management Inc. .........     11,765,637        16,863,600
                                               --------------    --------------
                                                   12,641,398        19,485,700
                                               --------------    --------------
               SPECIALTY CHEMICALS -- 1.0%
         815   Arkema+ .......................        104,440            31,804
       5,400   Ciba Specialty Chemicals AG, ADR         4,285           150,822
      20,000   E.I. du Pont de Nemours and Co.        802,600           832,000
     325,000   Ferro Corp. ...................      6,928,725         5,187,000
      25,000   H.B. Fuller Co. ...............        668,859         1,089,250
     190,000   Hercules Inc.+ ................      2,274,347         2,899,400
     232,300   Omnova Solutions Inc.+ ........      1,879,165         1,319,464
     300,000   Sensient Technologies Corp. ...      5,529,921         6,273,000

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

      10,000   Syngenta AG, ADR .............. $       16,177    $      265,600
     165,000   Tokai Carbon Co. Ltd. .........        677,815           924,196
       4,032   Tronox Inc., Cl. B ............         44,467            53,102
                                               --------------    --------------
                                                   18,930,801        19,025,638
                                               --------------    --------------
               WIRELESS COMMUNICATIONS -- 1.0%
     200,000   America Movil SA de CV,
                 Cl. L, ADR ..................      2,247,380         6,652,000
       1,500   NTT DoCoMo Inc. ...............      3,553,937         2,202,027
       3,340   Tele Norte Celular
                 Participacoes SA, ADR .......         51,601            31,396
       8,350   Telemig Celular
                 Participacoes SA, ADR .......        241,320           295,590
      32,165   Tim Participacoes SA, ADR .....        390,212           886,146
     100,000   United States Cellular Corp.+        4,333,517         6,060,000
         270   Vivo Participacoes SA+ ........            941             1,196
     174,122   Vivo Participacoes SA, ADR ....      2,370,462           428,340
       5,845   Vivo Participacoes SA, Pfd.+ ..         89,788            14,249
      80,000   Vodafone Group plc, ADR .......      1,902,872         1,704,000
                                               --------------    --------------
                                                   15,182,030        18,274,944
                                               --------------    --------------
               METALS AND MINING -- 0.9%
      33,000   Anglo American plc ............      1,250,229         1,353,514
      89,148   Barrick Gold Corp. ............      2,610,253         2,638,781
      72,500   Harmony Gold
                 Mining Co. Ltd.+ ............        347,738         1,153,731
      35,000   Harmony Gold
                 Mining Co. Ltd., ADR+ .......        460,008           570,150
      75,000   Ivanhoe Mines Ltd.+ ...........        560,208           511,500
     105,000   Newmont Mining Corp. ..........      2,525,310         5,557,650
     110,000   Novelis Inc. ..................      2,381,034         2,373,800
      50,000   Xstrata plc ...................        948,090         1,895,445
                                               --------------    --------------
                                                   11,082,870        16,054,571
                                               --------------    --------------
               BUSINESS SERVICES -- 0.9%
       7,050   Acco Brands Corp.+ ............        126,069           154,395
      60,000   ANC Rental Corp.+ .............        578,273                72
      22,500   Canon Inc. ....................        865,859         1,102,980
      80,000   Cendant Corp. .................      1,600,104         1,303,200
       1,000   CheckFree Corp.+ ..............          9,040            49,560
      15,000   Clear Channel Outdoor
                 Holdings Inc., Cl. A+ .......        289,301           314,400
     186,554   Contax Participacoes SA,
                 ADR .........................         76,632           165,492
     200,000   Group 4 Securicor plc .........              0           620,411
      94,000   Landauer Inc. .................      2,511,653         4,502,600
     119,000   MasterCard Inc., Cl. A+ .......      4,776,000         5,712,000
      72,500   Nashua Corp.+ .................        656,627           498,075
      25,000   Secom Co. Ltd. ................      1,095,891         1,181,842
                                               --------------    --------------
                                                   12,585,449        15,605,027
                                               --------------    --------------
               REAL ESTATE -- 0.8%
      70,000   Cheung Kong (Holdings) Ltd. ...        815,521           758,469
      98,000   Florida East Coast
                 Industries Inc. .............      2,113,491         5,128,340

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMMON STOCKS (CONTINUED)
               REAL ESTATE (CONTINUED)
      55,000   Griffin Land &
                 Nurseries Inc.+ ............. $      513,144    $    1,718,750
     160,000   St. Joe Co. ...................      9,164,787         7,446,400
                                               --------------    --------------
                                                   12,606,943        15,051,959
                                               --------------    --------------
               AUTOMOTIVE -- 0.7%
      30,000   General Motors Corp. ..........        803,468           893,700
     360,000   Navistar International Corp.+       13,011,758         8,859,600
      43,000   PACCAR Inc. ...................        431,444         3,542,340
                                               --------------    --------------
                                                   14,246,670        13,295,640
                                               --------------    --------------
               RETAIL -- 0.7%
     169,252   AutoNation Inc.+ ..............      2,279,796         3,628,763
      37,000   Coldwater Creek Inc.+ .........         81,293           990,120
      25,000   Costco Wholesale Corp. ........      1,141,563         1,428,250
      50,000   Matsumotokiyoshi Co. Ltd. .....      1,372,604         1,271,408
      30,000   Next plc ......................        811,183           905,376
      39,800   Seven & I Holdings Co.
                 Ltd. ........................      1,114,381         1,311,132
      50,960   SUPERVALU Inc. ................      1,516,060         1,564,472
      63,000   Woolworths Ltd. ...............        872,140           943,331
                                               --------------    --------------
                                                    9,189,020        12,042,852
                                               --------------    --------------
               ELECTRONICS -- 0.6%
      10,000   Advanced Micro Devices Inc.+ ..        106,090           244,200
       3,000   Hitachi Ltd., ADR .............        218,796           198,210
       4,920   Keyence Corp. .................        941,170         1,256,225
      20,000   Molex Inc., Cl. A .............        519,697           574,600
       7,500   NEC Corp., ADR ................         43,625            39,975
      38,000   Royal Philips
                 Electronics NV, ADR .........         52,354         1,183,320
     265,000   Texas Instruments Inc. ........      6,407,535         8,026,850
                                               --------------    --------------
                                                    8,289,267        11,523,380
                                               --------------    --------------
               TRANSPORTATION -- 0.4%
     100,000   AMR Corp.+ ....................      1,924,248         2,542,000
     110,000   GATX Corp. ....................      2,036,677         4,675,000
      15,000   Grupo TMM SA, Cl. A, ADR+ .....         80,460            61,050
                                               --------------    --------------
                                                    4,041,385         7,278,050
                                               --------------    --------------
               CLOSED-END FUNDS -- 0.3%
     107,785   Central Europe and
                 Russia Fund Inc. ............      2,436,296         4,954,877
      70,000   New Germany Fund Inc. .........        754,518           867,300
      31,500   Royce Value Trust Inc. ........        388,298           609,840
                                               --------------    --------------
                                                    3,579,112         6,432,017
                                               --------------    --------------

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               COMPUTER SOFTWARE AND SERVICES -- 0.3%
         146   CA Inc. ....................... $        4,526    $        3,000
      10,000   Check Point Software
                 Technologies Ltd.+ ..........        169,874           175,800
         830   NIWS Co. HQ Ltd. ..............      1,012,369           709,315
      24,100   Square Enix Co. Ltd. ..........        648,849           501,206
      25,256   Telecom Italia Media SpA ......         26,868            11,791
     110,000   Yahoo! Inc.+ ..................      3,765,954         3,630,000
                                               --------------    --------------
                                                    5,628,440         5,031,112
                                               --------------    --------------
               MANUFACTURED HOUSING AND
               RECREATIONAL VEHICLES -- 0.2%
      70,000   Champion Enterprises Inc.+ ....        659,503           772,800
      40,000   Fleetwood Enterprises Inc.+ ...        474,238           301,600
      31,000   Huttig Building Products Inc.+          78,168           251,100
      13,000   Martin Marietta Materials Inc.         274,588         1,184,950
      10,000   Nobility Homes Inc. ...........        195,123           271,700
      22,000   Skyline Corp. .................        883,239           941,160
       4,600   Southern Energy Homes Inc.+ ...         24,312            31,050
                                               --------------    --------------
                                                    2,589,171         3,754,360
                                               --------------    --------------
               PAPER AND FOREST PRODUCTS -- 0.2%
     115,000   Pactiv Corp.+ .................      1,207,241         2,846,250
       4,000   Svenska Cellulosa AB, Cl. B ...        171,233           165,352
                                               --------------    --------------
                                                    1,378,474         3,011,602
                                               --------------    --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       6,000   Camden Property Trust .........        112,470           441,300
       2,000   Equity Residential ............         39,570            89,460
      20,000   Host Hotels & Resorts Inc. ....        408,888           437,400
       2,187   Prosperity REIT+ ..............            615               470
      24,984   Rayonier Inc. .................        798,811           947,144
                                               --------------    --------------
                                                    1,360,354         1,915,774
                                               --------------    --------------
               TOTAL
                 COMMON STOCKS ...............  1,232,951,373     1,572,536,732
                                               --------------    --------------

               CONVERTIBLE PREFERRED STOCKS -- 0.2%
               AEROSPACE -- 0.1%
      13,500   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B .....      1,573,020         1,707,750
                                               --------------    --------------
               TELECOMMUNICATIONS -- 0.1%
      26,000   Cincinnati Bell Inc.,
                 6.750% Cv. Pfd., Ser. B .....        820,367         1,118,000
                                               --------------    --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                       MARKET
    SHARES                                           COST              VALUE
   --------                                          ----             --------

               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               BROADCASTING -- 0.0%
          90   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (a)(b)(c) ............ $      900,000    $      900,000
                                               --------------    --------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ............      3,293,387         3,725,750
                                               --------------    --------------
    PRINCIPAL
      AMOUNT
    ----------
               CONVERTIBLE CORPORATE BONDS -- 0.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$    500,000   Pep Boys - Manny, Moe &
                 Jack, Cv., 4.250%,
                 06/01/07 ....................        492,866           492,500
   1,000,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ............        963,806           887,500
                                               --------------    --------------
                                                    1,456,672         1,380,000
                                               --------------    --------------
               AEROSPACE -- 0.0%
     669,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ............        643,373           662,310
                                               --------------    --------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS .............      2,100,045         2,042,310
                                               --------------    --------------
     SHARES
   ----------
               WARRANTS -- 0.0%
               ENERGY AND UTILITIES -- 0.0%
      12,183   Mirant Corp., Ser. A,
                 expire 01/03/11+ ............         36,353           123,048
                                               --------------    --------------
    PRINCIPAL
      AMOUNT
   ----------
               U.S. GOVERNMENT OBLIGATIONS -- 0.0%
               U.S. TREASURY NOTES -- 0.0%
$    300,000     3.500%, 11/15/06 ............        300,421           298,184
                                               --------------    --------------
               SHORT-TERM OBLIGATIONS -- 13.0%
               REPURCHASE AGREEMENTS -- 12.7%
 100,000,000   ABN Amro, 4.480%, dated
                 06/30/06, due 07/03/06,
                 proceeds at maturity,
                 $100,037,333 (d) ............    100,000,000       100,000,000
 130,789,000   Barclays Capital Inc.,
                 4.400%, dated
                 06/30/06,  due 07/03/06,
                 proceeds at maturity,
                 $130,836,956 (e) ............    130,789,000       130,789,000
                                               --------------    --------------
                                                  230,789,000       230,789,000
                                               --------------    --------------

   PRINCIPAL                                                           MARKET
    AMOUNT                                           COST              VALUE
   --------                                          ----             --------
               U.S. GOVERNMENT OBLIGATIONS -- 0.3%
$  5,000,000   U.S. Treasury Bill,
                 4.704%++, 07/27/06 .......... $    4,983,335    $    4,983,335
                                               --------------    --------------
               TOTAL SHORT-TERM
                 OBLIGATIONS .................    235,772,335       235,772,335
                                               --------------    --------------
TOTAL INVESTMENTS -- 100.0% .................. $1,474,453,914     1,814,498,359
                                               ==============


OTHER ASSETS AND LIABILITIES (NET) ..........................       (11,640,323)

PREFERRED STOCK
  (7,906,900 preferred shares outstanding) ..................      (377,492,500)
                                                                 ---------------
NET ASSETS -- COMMON STOCK
  (166,832,166 common shares outstanding) ...................    $1,425,365,536
                                                                 ==============


NET ASSET VALUE PER COMMON SHARE
  ($1,425,365,536 / 166,832,166 shares outstanding) .........             $8.54
                                                                          =====
----------------------
(a) Security fair valued under procedures established by the Board of Directors. At June 30, 2006, the market value of fair valued securities amounted to $942,991 or 0.05% of total investments.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the market value of the Rule 144A security amounted to $900,000 or 0.05% of total investments.
(c) At June 30, 2006, the Fund held an investment in a restricted and illiquid security amounting to $900,000 or 0.05% of total investments, which was valued under methods approved by the Board as follows:
                                                                      06/30/06
 ACQUISITION                            ACQUISITION  ACQUISITION  CARRYING VALUE
   SHARES     ISSUER                       DATE         COST         PER UNIT
   ------     ------                       ----         ----         --------
    90        Gray Television Inc.,
                8.000% Cv. Pfd.,
                Ser. C ................. 04/23/02     $900,000    $10,000.0000

(d) Collateralized by U.S. Treasury Note, 4.875%, due 04/30/08, market value $102,000,000.
(e) Collateralized by U.S. Treasury Bonds, 8.125% and 6.125%, due 08/15/21 and 08/15/29, market value $132,524,520 and $880,260.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR American Depository Receipt
CVO Contingent Value Obligation

                                       % OF
                                      MARKET       MARKET
                                       VALUE       VALUE
                                      ------       ------
GEOGRAPHIC DIVERSIFICATION
North America ......................  80.6%    $1,461,294,301
Europe .............................  14.9        270,921,913
Latin America ......................   3.0         55,026,288
Japan ..............................   1.1         19,415,605
Asia/Pacific .......................   0.3          5,617,766
South Africa .......................   0.1          2,222,486
                                     -----     --------------
Total Investments .................. 100.0%    $1,814,498,359
                                     =====     ==============

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.


                       STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2006 (UNAUDITED)

ASSETS:
  Investments, at value (cost $1,243,664,914) ...............  $1,583,709,359
  Repurchase agreements, at value (cost $230,789,000) .......     230,789,000
  Foreign currency, at value (cost $370,767) ................         389,565
  Cash ......................................................             632
  Dividends and interest receivable .........................       1,755,461
  Unrealized appreciation on swap contracts .................       1,477,325
  Receivable for investments sold ...........................       1,194,358
  Other assets ..............................................          29,554
                                                               --------------
  TOTAL ASSETS ..............................................   1,819,345,254
                                                               --------------
LIABILITIES:
  Payable for investments purchased .........................      12,195,137
  Payable for investment advisory fees ......................       3,223,267
  Payable for shareholder communications expenses ...........         397,142
  Dividends payable .........................................         245,936
  Payable for payroll expenses ..............................          78,666
  Payable for Directors' fees ...............................           4,943
  Other accrued expenses ....................................         342,127
                                                               --------------
  TOTAL LIABILITIES .........................................      16,487,218
                                                               --------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (7.20%,
    $25 liquidation value, $0.001 par value, 6,600,000
    shares authorized with 4,950,000
    shares issued and outstanding) ..........................     123,750,000
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 5,200
    shares authorized with 5,200 shares
    issued and outstanding) .................................     130,000,000
  Series D Cumulative Preferred Stock (5.875%, $25
    liquidation value, $0.001 par value, 3,000,000
    shares authorized with 2,949,700
    shares issued and outstanding) ..........................      73,742,500
  Series E Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 2,000
    shares authorized with 2,000 shares issued
    and outstanding) ........................................      50,000,000
                                                               --------------
  TOTAL PREFERRED STOCK .....................................     377,492,500
                                                               --------------
  NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ......  $1,425,365,536
                                                               ==============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS CONSIST OF:
  Capital stock, at $0.001 par value ........................  $      166,832
  Additional paid-in capital ................................   1,091,442,717
  Accumulated distributions in excess of net realized
    gain on investments, options, futures contracts,
    swap contracts, and foreign currency transactions .......      (7,800,361)
  Net unrealized appreciation on investments
    and swap contracts ......................................     341,521,770
  Net unrealized appreciation on foreign
    currency translations ...................................          34,578
                                                               --------------
  NET ASSETS ................................................  $1,425,365,536
                                                               ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,425,365,536 / 166,832,166 shares outstanding;
   182,000,000 shares authorized) ...........................          $8.54
                                                                       =====

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $505,900) ..............   $ 25,089,114
  Interest ..................................................      5,066,762
                                                                ------------
  TOTAL INVESTMENT INCOME ...................................     30,155,876
                                                                ------------
EXPENSES:
  Investment advisory fees ..................................      9,145,348
  Auction agent fees ........................................        224,620
  Shareholder communications expenses .......................        222,122
  Custodian fees ............................................        114,040
  Payroll expenses ..........................................        113,153
  Shareholder services fees .................................         89,674
  Directors' fees ...........................................         70,881
  Legal and audit fees ......................................         60,512
  Interest expense ..........................................            861
  Miscellaneous expenses ....................................        189,533
                                                                ------------
  TOTAL EXPENSES ............................................     10,230,744
  Less: Custodian fee credits ...............................        (24,670)
                                                                ------------
  TOTAL NET EXPENSES ........................................     10,206,074
                                                                ------------
  NET INVESTMENT INCOME .....................................     19,949,802
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS,
  AND FOREIGN CURRENCY:
  Net realized gain on investments ..........................     46,099,963
  Net realized gain on futures contracts ....................      2,522,193
  Net realized gain on swap contracts .......................         80,225
  Net realized loss on foreign currency transactions ........       (106,804)
                                                                ------------
  Net realized gain on investments, futures contracts,
    swap contracts, and foreign currency transactions .......     48,595,577
  Net change in unrealized appreciation/depreciation on
    investments, swap contracts,
    and foreign currency translations .......................     80,253,283
                                                                ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
    FUTURES CONTRACTS, SWAP CONTRACTS,
    AND FOREIGN CURRENCY ....................................    128,848,860
                                                                ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................    148,798,662

  Total Distributions to Preferred
    Stock Shareholders ......................................    (12,243,848)
                                                                ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS .........................................   $136,554,814
                                                                ============

                 See accompanying notes to financial statements.

                                               THE GABELLI EQUITY TRUST INC.

                             STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                     SIX MONTHS ENDED
                                                                                       JUNE 30, 2006          YEAR ENDED
                                                                                        (UNAUDITED)        DECEMBER 31, 2005
                                                                                      ----------------     -----------------
OPERATIONS:
  Net investment income ............................................................   $   19,949,802        $   15,621,752
  Net realized gain on investments, options, futures contracts, swap contracts,
    and foreign currency transactions . ............................................       48,595,577           132,556,780
  Net change in unrealized appreciation/depreciation on investments, futures contracts,
    swap contracts, and foreign currency translations ..............................       80,253,283           (60,827,456)
                                                                                       --------------        --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................      148,798,662            87,351,076
                                                                                       --------------        --------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income ............................................................       (3,634,045)*          (2,181,294)
  Net realized short-term gains on investments, futures contracts, and foreign
    currency transactions ..........................................................       (1,616,003)*            (182,478)
  Net realized long-term gains on investments, futures contracts,
    and foreign currency transactions ..............................................       (6,993,800)*         (19,817,252)
                                                                                       --------------        --------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ....................................      (12,243,848)          (22,181,024)
                                                                                       --------------        --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ......................................................      136,554,814            65,170,052
                                                                                       --------------        --------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ............................................................      (16,877,284)*         (12,530,700)
  Net realized short-term gains on investments, options, futures contracts,
    and foreign currency transactions ..............................................       (7,505,062)*          (1,048,266)
  Net realized long-term gains on investments, options, futures contracts,
    and foreign currency transactions ..............................................      (32,480,712)*        (113,842,518)
  Return of capital ................................................................       (6,247,072)*                  --
                                                                                       --------------        --------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .......................................      (63,110,130)         (127,421,484)
                                                                                       --------------        --------------
FUND SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reorganization and
    reinvestment of dividends and distributions ....................................        6,181,276            45,583,893
  Net increase in net assets from common shares issued upon rights offering ........               --           143,681,307
  Offering costs for preferred shares charged to paid-in capital ...................            2,864                (5,050)
  Offering costs for issuance of rights charged to paid-in capital .................         (154,685)             (600,000)
                                                                                       --------------        --------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..........................        6,029,455           188,660,150
                                                                                       --------------        --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...................       79,474,139           126,408,718
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ..............................................................    1,345,891,397         1,219,482,679
                                                                                       --------------        --------------
  End of period (including undistributed net investment income
    of $0 and $561,527, respectively) ..............................................   $1,425,365,536        $1,345,891,397
                                                                                       ==============        ==============

-----------------------
* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.

     The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2006, the Fund had investments of $230,789,000 in repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the counterparty) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series C Preferred Stock.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2006 are as follows:

    NOTIONAL                    FLOATING RATE*      TERMINATION     UNREALIZED
     AMOUNT      FIXED RATE   (RATE RESET MONTHLY)      DATE       APPRECIATION
   ---------     ----------   --------------------  ------------   ------------
 $130,000,000      4.494%           5.10906%        July 2, 2007    $1,477,325

---------------------
* Based on Libor (London Interbank Offered Rate).

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2006, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2006, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits".

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value ("NAV") of the Fund. For the fiscal year ended December 31, 2005, reclassifications were made to decrease accumulated net investment income by $2,052,100 and decrease accumulated distributions in excess of net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions by $2,052,100.

     Distributions to shareholders of the Fund's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                                  COMMON           PREFERRED
                                                  ------           ---------
    DISTRIBUTIONS PAID FROM:
    Ordinary income
      (inclusive of short-term capital gains).. $ 13,578,966      $ 2,363,772
    Net long-term capital gains ...............  113,842,518       19,817,252
                                                ------------      -----------
    Total distributions paid .................. $127,421,484      $22,181,024
                                                ============      ===========

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized appreciation on investments ....  $253,104,499
                  Net unrealized appreciation on foreign currency
                    and swap contracts ..........................       428,687
                  Dividend payable ..............................      (304,105)
                  Undistributed ordinary income .................       835,150
                                                                   ------------
                  Total .........................................  $254,064,231
                                                                   ============

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at June 30, 2006:

                                                                   GROSS             GROSS         NET UNREALIZED
                                                                UNREALIZED        UNREALIZED        APPRECIATION/
                                                   COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                                   ----        ------------      ------------      --------------
                  Investments ............. $1,476,237,136    $426,204,428      $(87,943,205)      $338,261,223
                  Swap contracts ..........             --       1,477,325                --          1,477,325
                                                              ------------      ------------       ------------
                                                              $427,681,753      $(87,943,205)      $339,738,548
                                                              ============      ============       ============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2006, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During the six months ended June 30, 2006, the Fund paid brokerage commissions of $116,382 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     In connection with the 2005 Rights Offering, holders of unexercised rights ("Rights") to purchase common shares of the Fund were able to instruct the Subscription Agent (Computershare Shareholder Services, Inc.) to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $93,506 for the year ended December 31, 2005.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2006, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $15,334 for the six months ended June 30, 2006, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2006, other than short-term securities, aggregated $120,608,180 and $139,322,820, respectively.

5. CAPITAL. The charter permits the Fund to issue 182,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2006, the Fund did not repurchase any shares of its common stock in the open market.

     Transactions in common stock were as follows:

                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2006                 YEAR ENDED
                                                        (UNAUDITED)               DECEMBER 31, 2005
                                                   -------------------       -------------------------
                                                   Shares      Amount          Shares        Amount
                                                   -------  ----------       ----------   ------------
  Shares issued upon reinvestment
    of dividends and distributions ..............  752,896  $6,181,276        3,242,215   $ 27,277,033
  Shares issued in rights offering ..............       --          --       20,525,901    143,081,307
  Shares issued in connection with reorganization
    of Sterling Capital Corporation .............       --          --        1,978,190     18,306,860
                                                   -------  ----------       ----------   ------------
  Net increase ..................................  752,896  $6,181,276       25,746,306   $188,665,200
                                                   =======  ==========       ==========   ============

     The Fund's Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at redemption prices of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On September 21, 2005, the Fund distributed one transferable right for each of the 143,681,301 shares of common stock outstanding to shareholders of record on that date. Seven rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their
full  primary   subscription  rights  were

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on October 26, 2005. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 20,525,901 shares of common stock and proceeds of $143,681,307 to the Fund, prior to the deduction of estimated expenses of $754,685. The NAV per share of the Fund common shareholders was reduced by approximately $0.15 per share as a result of the issuance of shares below NAV.

     On June 20, 2001, the Fund received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred Stock. Commencing June 20, 2006 and thereafter, the Fund, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. On June 26, 2006, the Fund, as authorized by the Board, redeemed 25% (1,650,000 shares) of its outstanding 7.20% Series B
Cumulative Preferred Stock at the redemption price of $25.00 per share of Preferred Stock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.45 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five-year call protection on June 20, 2006. At June 30, 2006, 4,950,000 shares of 7.20% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $123,750.

     On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.21% to 5.25% for the six months ended June 30, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C
Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2006, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2006, 5,200 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.05% per share and accrued dividends amounted to $54,708.

     On October 7, 2003, the Fund received net proceeds of $72,387,500 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2006, the Fund did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At June 30, 2006, 2,949,700 shares of 5.875% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $60,172.

     On October 7, 2003, the Fund received net proceeds of $49,260,000 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 4.10% to 5.26% for the six months ended June 30, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E
Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

redemption price at any time. During the six months ended June 30, 2006, the Fund did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At June 30, 2006, 2,000 shares of Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.26% per share and accrued dividends amounted to $7,306.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. REORGANIZATION. On September 13, 2005, the Fund acquired substantially all of the net assets of the Sterling Capital Corp. pursuant to a Plan of Reorganization approved by Sterling Capital Corp. on September 12, 2005. The acquisition was accomplished by a tax-free exchange of 1,978,190 common shares of the Fund valued at $18,306,860 for the net assets of the Sterling Capital Corp. on September 12, 2005. Sterling Capital Corp.'s net assets of $18,306,860, including $2,191,264 of unrealized appreciation, were combined with those of the Fund on September 13, 2005. The net assets attributable to common stock shareholders of the Fund immediately before the acquisition were $1,273,163,812.

8. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, is responding to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. Since these discussions are ongoing, it cannot be determined at this time whether they will ultimately result in a settlement of this matter. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                                                   THE GABELLI EQUITY TRUST INC.
                                                       FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE                   SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:                  JUNE 30, 2006  ---------------------------------------------------------
                                                      (UNAUDITED)     2005         2004        2003        2002        2001
                                                   ---------------- --------     --------    --------    --------    --------

OPERATING PERFORMANCE:
  Net asset value, beginning of period ................ $   8.10    $   8.69     $   7.98    $   6.28    $   8.97    $  10.89
                                                        --------    --------     --------    --------    --------    --------
  Net investment income ...............................     0.12        0.09         0.02        0.04        0.07        0.08
  Net realized and unrealized gain (loss) on investments    0.77        0.47         1.63        2.50       (1.65)      (0.16)
                                                        --------    --------     --------    --------    --------    --------
  Total from investment operations ....................     0.89        0.56         1.65        2.54       (1.58)      (0.08)
                                                        --------    --------     --------    --------    --------    --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
  Net investment income ...............................    (0.02)(e)   (0.01)       (0.00)(f)   (0.00)(f)   (0.01)      (0.01)
  Net realized gain on investments ....................    (0.05)(e)   (0.14)       (0.14)      (0.14)      (0.16)      (0.11)
                                                        --------    --------     --------    --------    --------    --------
  Total distributions to preferred shareholders .......    (0.07)      (0.15)       (0.14)      (0.14)      (0.17)      (0.12)
                                                        --------    --------     --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
  TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS ....     0.82        0.41         1.51        2.40       (1.75)      (0.20)
                                                        --------    --------     --------    --------    --------    --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ...............................    (0.10)(e)   (0.08)       (0.01)      (0.01)      (0.05)      (0.06)
  Net realized gain on investments ....................    (0.24)(e)   (0.77)       (0.79)      (0.68)      (0.90)      (1.02)
  Return of capital ...................................    (0.04)(e)      --           --       (0.00)(f)   (0.00)(f)      --
                                                        --------    --------     --------    --------    --------    --------
  Total distributions to common shareholders ..........    (0.38)      (0.85)       (0.80)      (0.69)      (0.95)      (1.08)
                                                        --------    --------     --------    --------    --------    --------
FUND SHARE TRANSACTIONS:
  Increase (decrease) in net asset value from common
    stock share transactions ..........................    (0.00)(f)   (0.00)(f)    0.00(f)      0.01        0.02        0.03
  Decrease in net asset value from shares issued in
    rights offering ...................................       --       (0.15)          --          --          --       (0.62)
  Increase in net asset value from repurchase of
    preferred shares ..................................       --          --         0.00(f)       --          --          --
  Offering costs for preferred shares charged to
    paid-in capital ...................................     0.00(f)    (0.00)(f)     0.00(f)    (0.02)      (0.01)      (0.05)
  Offering costs for issuance of rights charged to
    paid-in capital ...................................    (0.00)(f)   (0.00)(f)       --          --          --          --
                                                        --------    --------     --------    --------    --------    --------
  Total capital share transactions ....................    (0.00)      (0.15)        0.00(f)    (0.01)       0.01       (0.64)
                                                        --------    --------     --------    --------    --------    --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON
    SHAREHOLDERS, END OF PERIOD ....................... $   8.54    $   8.10     $   8.69    $   7.98    $   6.28    $   8.97
                                                        ========    ========     ========    ========    ========    ========
  Net Asset Value Total Return + ......................    10.30%       5.50%       19.81%      39.90%     (21.00)%     (3.68)%
                                                        ========    ========     ========    ========    ========    ========
  Market Value, End of Period ......................... $   8.21    $   8.03     $   9.02    $   8.00    $   6.85    $  10.79
                                                        ========    ========     ========    ========    ========    ========
  Total Investment Return ++ ..........................     6.93%       0.66%       24.04%      28.58%     (28.36)%     10.32%
                                                        ========    ========     ========    ========    ========    ========

                 See accompanying notes to financial statements.

                                                 THE GABELLI EQUITY TRUST INC.
                                                FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE                   SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:                  JUNE 30, 2006  ---------------------------------------------------------
                                                      (UNAUDITED)     2005         2004        2003        2002        2001
                                                   ---------------- --------     --------    --------    --------    --------
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred
    shares, end of period (in 000's) .................$1,802,858  $1,764,634   $1,638,225  $1,514,525  $1,271,600  $1,465,369
  Net assets attributable to common shares,
    end of period (in 000's) .........................$1,425,366  $1,345,891   $1,219,483  $1,094,525  $  842,403  $1,166,171
  Ratio of net investment income to average net assets
    attributable to common shares ....................      2.82%(g)    1.27%        0.64%       0.67%       0.99%       0.81%
  Ratio of operating expenses to average net assets
    attributable to common shares net of
    fee reduction (b) ................................      1.45%(g)    1.39%        1.57%       1.62%       1.19%       1.12%
  Ratio of operating expenses to average net assets
    including liquidation value of preferred
    shares net of fee reduction (b) ..................      1.12%(g)    1.04%        1.14%       1.14%       0.87%       0.95%
  Portfolio turnover rate ............................       7.4%       22.4%        28.6%       19.2%       27.1%       23.9%
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........        --          --           --          --  $  134,198  $  134,198
  Total shares outstanding (in 000's) ................        --          --           --          --       5,368       5,368
  Liquidation preference per share ...................        --          --           --          --  $    25.00  $    25.00
  Average market value (c) ...........................        --          --           --          --  $    25.75  $    25.39
  Asset coverage per share ...........................        --          --           --          --  $    74.07  $   122.44
  7.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........$  123,750  $  165,000   $  165,000  $  165,000  $  165,000  $  165,000
  Total shares outstanding (in 000's) ................     4,950       6,600        6,600       6,600       6,600       6,600
  Liquidation preference per share ...................$    25.00  $    25.00   $    25.00  $    25.00  $    25.00  $    25.00
  Average market value (c) ...........................$    25.23  $    25.92   $    26.57  $    27.06  $    26.40  $    25.60
  Asset coverage per share ...........................$   119.40  $   105.35   $    97.81  $    90.15  $    74.07  $   122.44
  AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........$  130,000  $  130,000   $  130,000  $  130,000  $  130,000          --
  Total shares outstanding (in 000's) ................         5           5            5           5           5          --
  Liquidation preference per share ...................$   25,000  $   25,000   $   25,000  $   25,000  $   25,000          --
  Average market value (c) ...........................$   25,000  $   25,000   $   25,000  $   25,000  $   25,000          --
  Asset coverage per share ...........................$  119,397  $  105,353   $   97,806  $   90,150  $   74,068          --
  5.875% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........$   73,743  $   73,743   $   73,743  $   75,000          --          --
  Total shares outstanding (in 000's) ................     2,950       2,950        2,950       3,000          --          --
  Liquidation preference per share ...................$    25.00  $    25.00   $    25.00  $    25.00          --          --
  Average market value (c) ...........................$    23.87  $    24.82   $    24.81  $    25.10          --          --
  Asset coverage per share ...........................$   119.40  $   105.35   $    97.81  $    90.15          --          --
  AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........$   50,000  $   50,000   $   50,000  $   50,000          --          --
  Total shares outstanding (in 000's) ................         2           2            2           2          --          --
  Liquidation preference per share ...................$   25,000  $   25,000   $   25,000  $   25,000          --          --
  Average market value (c) ...........................$   25,000  $   25,000   $   25,000  $   25,000          --          --
  Asset coverage per share ...........................$  119,397  $  105,353   $   97,806  $   90,150
  ASSET COVERAGE (d) .................................       478%        421%         391%        361%        296%        490%

-----------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to 2001 and 2005 rights offerings, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to 2001 and 2005 rights offerings, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2006 and the years ended December 31, 2002 and 2001, the ratios of operating expenses to average net assets attributable to common shares net of fee reduction would have been 1.44%, 1.19%, and 1.11%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares net of fee reduction would have been 1.12%, 0.87%, and 0.94%, respectively. For the fiscal years ended December 31, 2005, 2004, and 2003, the effect of the custodian fee credits was minimal.
(c) Based on weekly prices.
(d) Asset coverage is calculated by combining all series of preferred stock.
(e) Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.
(f) Amount represents less than $0.005 per share.
(g) Annualized.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Equity Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Board Members"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the "Advisory Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 17, 2006, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper, Inc. peer group, and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.


COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUND: FEES AND EXPENSES. The Independent Board Members considered the Fund's advisory fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members recognized that the advisory fee paid by the Fund and the Fund's overall expense ratio are higher than the averages for its peer group, but concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(B) PROFITABILITY AND COSTS OF SERVICES TO ADVISER. The Independent Board Members considered the Adviser's overall profitability and costs, and pro-forma estimates of the Adviser's profitability and costs attributable to the Fund (i) as part of the Gabelli fund complex and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser's profitability was at an acceptable level.

EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. Aware that the Adviser waives fees attributable to the liquidation value of the preferred shares if the total return of the common shares does not exceed a specified amount, the Independent Board Members concluded that there was an appropriate sharing of economies of scale.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.


OTHER RELEVANT CONSIDERATIONS.

(A) ADVISER PERSONNEL AND METHODS. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser's fundamental research capabilities, and the Adviser's approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(B) OTHER BENEFITS TO THE ADVISER. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received over the long term satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its advisory fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies. Upon conclusion of their review and discussion, the Independent Board Members unanimously agreed to recommend the continuation of the Investment Advisory Agreement for the Fund.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN

  It  is  the  policy  of  The  Gabelli   Equity  Trust  Inc.  (the  "Fund")  to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                               c/o Computershare
                                 P.O. Box 43010
                           Providence, RI 02940-3010

  Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

  If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

  The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

  The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

  The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

  The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

  Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

  SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

  For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

  The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

                               [GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


DIRECTORS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

Carter W. Austin
   VICE PRESIDENT

Dawn M. Donato
   ASSISTANT VICE PRESIDENT & OMBUDSMAN

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

James E. McKee
   SECRETARY

Agnes Mullady
   TREASURER

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Mellon Trust of New England, N.A.

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING
                                        7.20%      5.875%
                          Common      Preferred   Preferred
                          ------      ---------   ---------
NYSE-Symbol:                GAB        GABPrB      GAB PrD
Shares Outstanding:     166,832,166   4,950,000   2,949,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B and Series D Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM


                                                              SEMI-ANNUAL REPORT
                                                              JUNE 30, 2006







                                                                     GAB SA 2006

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                                  (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                   SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED            PER SHARE (OR UNIT)           OR PROGRAMS                    OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
01/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
01/31/06
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
02/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
02/28/06
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
03/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
03/31/06
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
04/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
04/30/06
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 166,079,270
05/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
05/31/06
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 166,832,166
06/01/06
through      Preferred Series B -      Preferred Series B -       Preferred Series B -       Preferred Series B - 6,600,000
06/30/06     1,650,000                 $25.00                     1,650,000                  - 1,650,000 = 4,950,000

             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred Series B -      Preferred Series B -       Preferred Series B -
             1,650,000                 $25.00                     1,650,000

             Preferred  Series D - N/A Preferred Series D - N/A   Preferred Series D - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 1, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     September 1, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     September 1, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.